UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2009


                            AFFINITY MEDIAWORKS CORP.
               (Exact name of registrant as specified in charter)

           Nevada                     333-150548                 75-3265854
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

   455 Route 306 Suite M #2922
         Monsey, New York                                          10952
(Address of principal executive offices)                         (Zip Code)

                                 (206) 426-5044
                          Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02. DEPARTURE OF CERTAIN OFFICERS APPOINTMENT OF CERTAIN OFFICERS.

On July 9, 2009, Affinity Mediaworks Corp. (the "Company") received notice of resignation from Yulia Nesterchuk as President of the Company. Ms. Nesterchuk's resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices. Ms. Nesterchuk remains in her other positions with the Company including on our board of directors.

On July 9, 2009, the Company appointed Kirk Shaw as its new President. Also on July 9, 2009, the Company's Board of Directors appointed Kirk Shaw as a director to serve on the Board of Directors of the Company. The appointment of Mr. Shaw increases the number of directors sitting on the Company's Board of Directors to three.

Mr. Shaw has over twenty-five years experience in the film and television industries. He is currently the C.E.O. and President of the private company Insight Film Studios. He has held these positions since Insight's inception in 1990. Throughout his career he has worked directly on over 80 Movies of the Week, eight theatrical features, four dramatic series and five documentary series. Among Mr. Shaw's most recent film credits are, "Battle in Seattle", with Charlize Theron, "While She Was Out", with Kim Basinger and "Blonde and Blonder", with Pamela Anderson. Mr. Shaw also has three television series premiering on US networks in primetime this year, "Painkiller Jane," "Blood Ties" and "The Two Coreys".

Mr. Shaw will serve as our President and Director until his duly elected successor is appointed or he resigns. There are no arrangements or understandings between him and any other person pursuant to which he was selected as an officer and director. There are no family relationship between Mr. Shaw and any of our officers or directors. Mr. Shaw has not held any directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AFFINITY MEDIAWORKS CORP.


Date: July 14, 2009                        By: /s/ Scott Cramer
                                               ---------------------------------
                                               Scott Cramer, C.E.O., Director

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